EXHIBIT 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is made and entered into effective as of October 15, 2013 by WESSCO, LLC, a Delaware limited liability company ("Debtor"), and THE BANK OF KENTUCKY, INC., a Kentucky banking corporation, its successors and assigns, as secured party ("Secured Party").

R E C I T A L S:

A.Secured Party has agreed to loan the following to Debtor: (i) a secured line of credit loan in the principal amount of up to of One Million and 00/100 DOLLARS ($1,000,000.00) (the "Line of Credit Loan"), and (ii) a secured term loan in the amount of Three Million and 00/100 DOLLARS ($3,000,000.00) (the "Equipment Loan") (collectively, the "Loan").

B.    As a condition precedent to Secured Party's extension of the Loan to Debtor and in consideration therefor, Secured Party has required the execution and delivery of, among other things: (i) this Agreement, (ii) that certain Promissory Note of even date herewith from Debtor to the order of Secured Party in the principal amount of up of One Million and 00/100 DOLLARS ($1,000,000.00), (iii) that certain Promissory Note of even date herewith from Debtor to the order of Secured Party in the principal amount of Three Million and 00/100 DOLLARS ($3,000,000.00) (collectively referred to herein as, the "Note"), and (iv) various other Loan Documents (as defined in the Note).
D.    Debtor: (i) will or is expected to benefit from the Loan, (ii) understands that Secured Party would not make the Loan to Debtor but for the execution and delivery of this Agreement, (iii) acknowledges that this Agreement is being executed and delivered to Secured Party in exchange for valuable consideration which is legally sufficient to support and justify Debtor’s obligations hereunder, and (iv) has knowingly and voluntarily executed and delivered this Agreement to Secured Party after having had the opportunity to review the same with legal counsel.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Debtor and Secured Party hereby agree and covenant as follows:

1.    Debtor does hereby grant to Secured Party a security interest in all personal property owned by Debtor, including, without limitation, the property described in Exhibits A, B, C, and D, attached hereto and made a part hereof and any and all accessions thereto and the proceeds thereof (collectively, the "Collateral"). The security interest granted pursuant to this Security Agreement is given by Debtor to Secured Party to secure (a) the payment of the Loan and all interest, late charges, LIBOR breakage charges , prepayment premiums, if any, exit fee, if any, interest rate swap or hedge expenses (if any), reimbursement obligations, fees and expenses for letters of credit issued by the Secured Party for the benefit of the Debtor, if any, and other indebtedness evidenced by or owing under the Note, any of the other Loan Documents, and any application for letters of credit and master letter of credit agreement, together with any extensions, modifications, renewals or refinancings of any of the foregoing; (b) the obligations and liabilities of the Debtor to the Secured Party under and pursuant to (i) that certain ISDA Master Agreement and any and all schedules and exhibits thereto, dated as of October 7, 2013, executed by and between the Debtor and the Secured Party, as amended from time to time, together with interest thereon at the Default Rate (as defined in the Note), and (ii) any other interest rate, currency or commodity swap agreement, cap agreement or collar agreement, executed by and between the Debtor and the Secured Party from time to time (collectively, “Interest Rate Agreements”), (c) the performance and observance of the covenants, conditions, agreements, representations, warranties and other liabilities and obligations of the Debtor or any other obligor to or benefiting the Secured Party which are evidenced or secured by or otherwise provided in the Note, this Agreement or any of the other Loan Documents; and (d) the reimbursement to the Secured Party of any and all sums incurred, expended or advanced by the Secured Party pursuant to any term or provision of or constituting additional indebtedness under or secured by this Agreement, any of the other Loan Documents or any Interest Rate Protection Products or Interest Rate Protection Documents (as such terms are defined in the Note) or any application for letters of credit and master letter of credit agreement, with interest thereon as provided herein or therein.

2.    Debtor hereby represents, warrants, and covenants to Secured Party that:

A.	The Collateral is or is to be used by the Debtor primarily for business use.

B.    The Collateral will be kept in the Commonwealth of Kentucky except such of the Collateral as is subject to third party Agreements and Miscellaneous Agreements, and the Other Agreements (as such terms are defined in Exhibits A and D, respectively (“Third Party Agreements”), in which cases the Collateral shall be kept in the location(s) described in each Third Party Agreement. The Debtor’s principal place of business is located in the Commonwealth of Kentucky. Debtor will promptly notify Secured Party of any change in the location of the Collateral and Debtor will not remove the Collateral from the above described locations without the written consent of the Secured Party. The Debtor shall not change its name, its principal place of business or its state of organization or registration or merge with another entity without first providing written notice to Secured Party.

C.    Except for the security interest granted herein, Debtor is the owner of the Collateral free from any prior lien, security interest or encumbrance other than the interests described in the Third Party Agreements, and Debtor will defend the Collateral against all claims and demands of any and all persons at any time claiming the same or any other interest therein.

D.     Except in the ordinary course of business for reasonable consideration, Debtor will not sell, exchange, lease or otherwise dispose of any interest in the Collateral without the written consent of the Secured Party and will not permit any lien, security interest or encumbrance to attach to the Collateral.

E.     No financing statement covering the Collateral is on file in any public office and, at the request of Secured Party, Debtor will join with Secured Party in executing and/or authorizing one or more financing statements pursuant to the Uniform Commercial Code of Kentucky in form satisfactory to the Secured Party and Debtor will pay the cost of filing in all public offices wherever filing is deemed necessary by Secured Party. A carbon, photographic or other reproduction of this Agreement or a financing statement will be sufficient as a financing statement.

F.    Debtor will maintain the Collateral in good condition and repair; will maintain insurance on the Collateral with a coverage amount at least equal to the replacement value of the Collateral against fire, theft, and such other hazards and in such form and amount as Secured Party may require (but in no event less than replacement value of such Collateral as described in Exhibit A hereto) and for the benefit of Debtor and Secured Party as their interest shall appear and will pay and discharge all taxes imposed on the Collateral. Debtor assigns to Secured Party all right to proceeds of any insurance not exceeding the unpaid balance hereunder, and directs any insurer to pay all proceeds directly to Secured Party and authorizes Secured Party to indorse any draft for the proceeds. Such policy or policies (or certificates thereof) shall be delivered to the Secured Party and shall be with a company or companies satisfactory to Secured Party.

G.    At its option, Secured Party may discharge taxes, liens or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, and pay for the maintenance and preservation of the Collateral should Debtor fail to do so. Debtor agrees to reimburse Secured Party on demand for any payment so made and until such reimbursement, the amount so paid by Secured Party shall be added to the principal amount of the indebtedness.

H.    Upon happening of any of the following events or conditions: (a) a default in the payment or performance of any of the obligations or of any covenant or liability contained or referred to in the Note or any of the other Loan Documents; (b) loss, theft, destruction, sale or encumbrance of or to the Collateral; (c) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor; or (d) any default under the terms hereunder; Secured Party may at its election, declare the entire amount of the indebtedness then outstanding under the Note and other Loan Documents due and payable at once and Secured Party shall have the rights and remedies of a secured party under any applicable Uniform Commercial Code, including the right to enter any premises of the Debtor, without legal process and take possession of and remove the Collateral and the right to act in Debtor’s place under any of the Third Party Contracts. Debtor agrees, upon request of the Secured Party, to assemble the Collateral and to make it available at the place designated by Secured Party. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is mailed to the address of the Debtor shown in this Agreement at least ten (10) days before the time of such disposition.

3.    No waiver by Secured Party of any default shall be effective unless in writing nor shall operate as a waiver of any other default or of the same default on a subsequent occasion. Secured Party is hereby authorized to fill any blank spaces hereunder. All rights of Secured Party hereunder shall inure to the benefit of the heirs, executors, administrators, successors and assigns of Secured Party; and all obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of Debtor. If there is more than one Debtor, their obligations hereunder shall be joint and several. This Agreement constitutes the entire agreement between the parties. This Agreement shall be governed by Kentucky law.
4.    Any notice that Secured Party or Debtor is required or entitled to give to the other party hereunder shall be in writing and shall be deemed given when sent by certified mail, return receipt requested, postage prepaid or upon receipt, if hand delivered or sent by facsimile, at the addresses specified below:

Secured Party:	The Bank of Kentucky, Inc.
111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
Attn: Brett Blackwell

With a copy to:        Strauss Troy Co., LPA
50 E. Rivercenter Blvd., Suite 1400
Covington, KY 41011
Attn: William O. Williamson, Esq.

Debtor:            Wessco, LLC
7100 Grade Lane
Louisville, KY 40213
Attn: Orson Oliver

With a copy to:        Frost Brown Todd LLC
400 West Market Street, 32nd Floor
Louisville, KY 40202
Attn: John S. Egan, Esq.

The addresses set forth above may be changed as to any party by such party delivering to the other parties written notice as to such change of address.

5.    Upon the payment in full of all amounts secured by this Security Agreement, Secured Party agrees that it will promptly terminate this Agreement and cause, at Debtor’s reasonable expense, all financing statements filed to perfect Secured Party’s security interest in the Collateral to be released.

6.    DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITION-ALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO THIS INSTRUMENT, THE NOTE, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP BETWEEN DEBTOR AND SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO SECURED PARTY TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY SECURED PARTY'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS INSTRUMENT, ANY NOTE OR ANY OTHER GUARANTY OF PAYMENT, AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

7.This Agreement may be executed in one or more original or facsimile counterparts, each of which, when taken together, shall constitute a single enforceable instrument.

Executed effective as of the date first set forth above.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE OF SECURED PARTY FOR SECURITY AGREEMENT

THE BANK OF KENTUCKY INC., a Kentucky                     banking corporation

By:    /s/ Brett N. Blackwell
Printed Name: Brett N. Blackwell
Title:    Vice President Commercial Banking

STATE OF KENTUCKY    )
) SS.
COUNTY OF KENTON    )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Brett N. Blackwell, the Vice President Commercial Banking of The Bank of Kentucky, Inc., a Kentucky banking corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this ____ day of ____________, 2013.

______________________________________
Notary Public

My Commission Expires:

SIGNATURE PAGE OF DEBTOR FOR SECURITY AGREEMENT

WESSCO, LLC, a Delaware limited liability company

By:    Industrial Services of America, Inc., a
Florida corporation, its Manager

By:    /s/ Alan Schroering
Printed Name:     Alan Schroering
Title:    Interim Chief Financial Officer and VP of Finance

STATE OF KENTUCKY    )
) SS.
COUNTY OF KENTON    )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Alan Schroering, the Interim Chief Financial Officer and VP of Finance on behalf of Industrial Services of America, Inc., a Florida corporation, which corporation is the Manger on behalf of Wessco, LLC, a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this ____ day of ____________, 2013.

______________________________________
Notary Public

My Commission Expires:

EXHIBIT A
TO
SECURITY AGREEMENT

Debtor: Wessco, LLC 7100 Grade Lane Louisville, KY 40213	Secured Party: The Bank of Kentucky, Inc. 111 Lookout Farm Drive Crestview Hills, Kentucky 41017

Collateral Description

All of Debtor's right, title and interest in and to the following:

1.    The equipment described on Exhibit B, attached hereto and incorporated herein by reference (the “Equipment’);

2.    The agreements described on Exhibit C, attached hereto and incorporated herein by reference (the “Agreements”);

3.    All agreements (“Miscellaneous Agreements”) between or among Debtor and other persons related to the Equipment or the Agreements, including, without limitation, all of the following to the extent produced by or from or otherwise related to the Equipment or the Agreements: (a) all monies, revenues, rent, rent equivalents, receipts, deposits, letters of credit, income and profits due and to become due to Debtor thereunder; (b) all claims, demands, and causes of action that Debtor has now or which may arise in the future; (c) all rights and options, including, without limitation, the full power and authority possessed by Debtor to exercise the same pursuant to their terms; (d) all permits, approvals, and consents, previously granted and those granted in the future; (e) all plans, reports, appraisals, investigations, and examinations; (f) all licenses; and (g) all leases to or from Debtor whether existing now or in the future;

4.    (a)    that certain Promissory Note from Industrial Services of America, Inc., a Florida corporation, payable to the order of Debtor, dated October 15, 2013, in the maximum principal amount of $3,000,000.00 (said note and any and all renewals, amendments, modifications, additions supplements, increases and extensions thereof are hereinafter collectively called the “Assigned Note”), including without limitation rights to receive payments to which Debtor is or may become entitled under the Assigned Note and to enforce compliance by each and every party or any one or more of them with the Assigned Note, and with all or any of the terms and provisions thereof, and to make all waivers, modifications and agreements, to give all notices, consents and releases, to take all action upon the

Exhibit A

happening of any default or event of default or equivalent giving rise to a right in favor of Debtor under the Assigned Note and to do any and all other things whatsoever which Debtor is or may become entitled to do under the Assigned Note; and

(b)    all monies due and to become due under the Assigned Note and all proceeds and products thereof;

5.    The other property described on Exhibit D, attached hereto and incorporated herein by reference; and

6.    To the extent not otherwise included, all proceeds and products of any of the foregoing.

Exhibit A

EXHIBIT B
TO
SECURITY AGREEMENT

(List/Description of Equipment)

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
60" Selco Baler	06882599	PTR Baler
40 Yard Container	114563	Galbreath
2 Yard Compactor	00207	J.V. Manufacturing
30 Yard SC Compactor	2019	J.V. Manufacturing
30 Yard SC Compactor	2460	J.V. Manufacturing
60" Vertical Baler	6993	J.V. Manufacturing
42 Yard Container	32535	J.V. Manufacturing
42 Yard Container	32536	J.V. Manufacturing
3 Yard Compactor	114697	J.V. Manufacturing
4 Yard Compactor	796938	J.V. Manufacturing
Baler	27-8-12778042	J.V. Manufacturing
40 Yard Container	4397-97YE	J.V. Manufacturing
60" Baler	BD10522-M01	J.V. Manufacturing
72" Baler	BD10837-01	J.V. Manufacturing
60" Vertical Baler	BD11407-01	J.V. Manufacturing
60" Vertical Baler	BD12087-08	J.V. Manufacturing
72" Vertical Baler	BD12277-01	J.V. Manufacturing
84" Baler	BD15787-01	J.V. Manufacturing
42" Vertical Baler	BD15831-08	J.V. Manufacturing
42" Vertical Baler	BD15832-08	J.V. Manufacturing
Horizontal Baler	BH00503-01	J.V. Manufacturing
Horizontal Baler	BH4693-01	J.V. Manufacturing
60" Horizontal Baler	BH4709-01	J.V. Manufacturing
72" Baler	BH4728-01	J.V. Manufacturing
60" Baler	BH4729-01	J.V. Manufacturing
60" Baler	BH4730-01	J.V. Manufacturing
5 Yard Precrusher	CL06666-01	J.V. Manufacturing
5 Yard Precrusher	CL06708-01	J.V. Manufacturing
3 Yard Compactor	CL06715-01	J.V. Manufacturing
3 Yard Compactor	CL06737-01	J.V. Manufacturing
5 Yard Precrusher	CL06758-01	J.V. Manufacturing
5 Yard Pre-Crusher	CL06778-01	J.V. Manufacturing
5 Yard Precrusher	CL06779-01	J.V. Manufacturing
5 Yard Precrusher	CL06782-01	J.V. Manufacturing
5 Yard Precrusher	CL06782-01	J.V. Manufacturing
5 Yard Precrusher	CL06849-01	J.V. Manufacturing
3 Yard Compactor	CL06872-08	J.V. Manufacturing
3 Yard Compactor	CL06873-08	J.V. Manufacturing
5 Yard Pre Crusher	CL06879-01	J.V. Manufacturing
5 Yard PreCrusher install	CL06891-01	J.V. Manufacturing
5 Yard Precrusher	CL06891-01	J.V. Manufacturing
3 Yard Compactor	CL06908-01	J.V. Manufacturing
3 Yard Compactor install	CL06924-01	J.V. Manufacturing
3 Yard Compactor	CL06924-01	J.V. Manufacturing
5 Yard Precrusher	CL06925-01	J.V. Manufacturing
5 Yard Precrusher	CL06925-01	J.V. Manufacturing
5 Yard Precrusher	CL06934-01	J.V. Manufacturing
3 Yard Compactor	CL06950-08	J.V. Manufacturing
3 Yard Compactor	CL06972-01	J.V. Manufacturing
3 Yard Compactor	CL06974-01	J.V. Manufacturing
5 Yard Precrusher	CL06990-01	J.V. Manufacturing
3 Yard Compactor	CL07000-01	J.V. Manufacturing

1

Exhibit B

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
3 Yard Compactor	CL07000-01	J.V. Manufacturing
3 Yard Compactor	CL07011-01	J.V. Manufacturing
5 Yard Pre Crusher	CL07017-01	J.V. Manufacturing
3 Yard Pre-Crusher	CL07018-01	J.V. Manufacturing
5 Yard Precrusher	CL07026-01	J.V. Manufacturing
3 Yard Heavy Duty Compactor	CL07032-01	J.V. Manufacturing
5 Yard Precrusher	CL07044-01	J.V. Manufacturing
5 Yard Precrusher	CL07045-01	J.V. Manufacturing
5 Yard Precrusher	CL07055-01	J.V. Manufacturing
4 Yard Compactor	CL07056-01	J.V. Manufacturing
5 Yard Precrusher	CL07059-01	J.V. Manufacturing
5 Yard Precrusher	CL07065-01	J.V. Manufacturing
3 Yard Compactor	CL07066-01	J.V. Manufacturing
3 Yard Compactor	CL07070-01	J.V. Manufacturing
3 Yard Compactor	CL07070-01	J.V. Manufacturing
3 Yard Compactor	CL07071-01	J.V. Manufacturing
3 Yard Compactor	CL07071-01	J.V. Manufacturing
3 Yard Compactor	CL07071-01	J.V. Manufacturing
3 Yard Compactor	CL07075-01	J.V. Manufacturing
3 Yard Compactor	CL07088-01	J.V. Manufacturing
3 Yard Precrusher	CL07102-01	J.V. Manufacturing
3 Yard Compactor	CL07134-01	J.V. Manufacturing
3 Yard Compactor	CL07135-01	J.V. Manufacturing
3 Yard Compactor	CL07136-01	J.V. Manufacturing
3 Yard Pre-Crusher	CL07137-01	J.V. Manufacturing
3 Yard Compactor	CL07138-01	J.V. Manufacturing
3 Yard Compactor	CL07143-01	J.V. Manufacturing
5 Yard Precrusher	CL07144-01	J.V. Manufacturing
3 Yard Compactor	CL07160-01	J.V. Manufacturing
5 Yard Precrusher	CL07161-01	J.V. Manufacturing
7 Yard Precrusher	CL07162-01	J.V. Manufacturing
5 Yard Precrusher	CL07170-01	J.V. Manufacturing
5 Yard Compactor	CL07171-01	J.V. Manufacturing
5 Yard Compactor	CL07172-01	J.V. Manufacturing
5 Yard Compactor	CL07172-01	J.V. Manufacturing
5 Yard Precrusher	CL07174-01	J.V. Manufacturing
3 Yard Compactor	CL07192-01	J.V. Manufacturing
5 Yard Precrusher	CL07193-01	J.V. Manufacturing
3 Yard Compactor	CL07194-01	J.V. Manufacturing
3 Yard Compactor	CL07195-01	J.V. Manufacturing
5 Yard Precrusher	CL07225-01	J.V. Manufacturing
3 Yard Compactor	CL07240-01	J.V. Manufacturing
3 Yard Compactor	CL07241-01	J.V. Manufacturing
5 Yard Precrusher	CL07242-01	J.V. Manufacturing
3 Yard Compactor	CL07256-01	J.V. Manufacturing
3 Yard Compactor	CL07259-01	J.V. Manufacturing
3 Yard Compactor	CL07421-01	J.V. Manufacturing
3 Yard Compactor	CL07427-01	J.V. Manufacturing
3 Yard Compactor	CL07428-01	J.V. Manufacturing
Precrusher	CL07429-01	J.V. Manufacturing
5 Yard Compactor	CL07439-01	J.V. Manufacturing
5 Yard Compactor	CL07442-01	J.V. Manufacturing

2

Exhibit B

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
3 Yard Compactor	CL07452-01	J.V. Manufacturing
5 Yard Precrusher	CL7502-01	J.V. Manufacturing
3 Yard Compactor	CL7510-01	J.V. Manufacturing
2 Yard Compactor	CP06586-01	J.V. Manufacturing
2 Yd Compactor	CP07089-05	J.V. Manufacturing
2 Yard Compactor	CP07178-01	J.V. Manufacturing
2 Yard Compactor	CP07772-01	J.V. Manufacturing
2 Yard Compactor	CP07828-01	J.V. Manufacturing
2 Yard Compactor	CP07869-01	J.V. Manufacturing
2 Yard Compactor	CP07895-01	J.V. Manufacturing
2 Yard Compactor	CP08002-01	J.V. Manufacturing
2 Yard Compactor	CP08054-01	J.V. Manufacturing
2 Yard Compactor	CP08325-01	J.V. Manufacturing
2 Yard Compactor	CP08326-01	J.V. Manufacturing
2 Yard Compactor	CP08410-08	J.V. Manufacturing
2 Yard Compactor	CP08465-01	J.V. Manufacturing
2 Yard Compactor	CP09677-01	J.V. Manufacturing
6 Yard Vertical Compactor	CV1151-01	J.V. Manufacturing
Hydraulic Cart Dumper	FB-00283-01	J.V. Manufacturing
Gaylord Tipper	FB00369-01	J.V. Manufacturing
40 Yard Receiver Container	R004535-08	J.V. Manufacturing
40 Yard Receiver Container	R004536-08	J.V. Manufacturing
72" Vertical Baler	RDB09854-01	J.V. Manufacturing
20 Yard SC Compactor	SC04098-01	J.V. Manufacturing
34 Yard Compactor	SC05590-01	J.V. Manufacturing
34 Yard Compactor	SC05591-01	J.V. Manufacturing
34 Yard Compactor	SC05592-01	J.V. Manufacturing
34 Yard Compactor	SC05593-01	J.V. Manufacturing
34 Yard Compactor	SC05594-01	J.V. Manufacturing
34 Yard Compactor	SC05596-01	J.V. Manufacturing
34 Yard Compactor	SC05597-01	J.V. Manufacturing
34 Yard Compactor	SC05683-01	J.V. Manufacturing
34 Yard SC Compactor	SC05706-01	J.V. Manufacturing
34 Yard SC Compactor	SC05707-01	J.V. Manufacturing
34 Yard Compactor	SC05708-01	J.V. Manufacturing
34 Yard SC Compactor	SC05709-01	J.V. Manufacturing
25 Yard Compactor	SC06213-08	J.V. Manufacturing
25 Yard Compactor	SC06214-08	J.V. Manufacturing
20 Yard SC Compactor	SC06373-08	J.V. Manufacturing
20 Yard SC Compactor w/ power unit	SC06373-08	J.V. Manufacturing
34 Yard SC Compactor	SC08556-01	J.V. Manufacturing
34 Yard SC Compactor	SC08753-01	J.V. Manufacturing
10 Yard SC Compactor	SC09838-01	J.V. Manufacturing
34 Yard Compactor	SC10916-01	J.V. Manufacturing
34 Yard Compactor	SC10917-01	J.V. Manufacturing
72 Wide Chassis	SC10919-01	J.V. Manufacturing
34 Yard SC Compactor	SC9593-01	J.V. Manufacturing
60" Baler w/ Deep Chamber	VB02083-01	J.V. Manufacturing
60" Vertical Baler	VB5933-01	J.V. Manufacturing
60" Low Profile Baler	VB5967-01	J.V. Manufacturing
60" Baler	VB6819-01	J.V. Manufacturing
60" Baler	VB7367-01	J.V. Manufacturing

3

Exhibit B

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
72" Vertical Baler	VB8638-01	J.V. Manufacturing
72" Vertical Baler	VB8659-01	J.V. Manufacturing
72" Vertical Baler	VB8661-01	J.V. Manufacturing
6 Yard Compactor	XP1158-01	J.V. Manufacturing
6 Yard Compactor	XP1159-01	J.V. Manufacturing
30 Yard SC Compactor	160307178	Mac Corp
25 Yard Container	42739	Mac Corporation
30 Yard Compactor	160606139	Mac Corporation
30 Yard Compactor	160606140	Mac Corporation
30 Yard Compactor	160606141	Mac Corporation
30 Yard SC Compactor	160906142	Mac Corporation
Side Eject Baler	64766	Marathon
60" Vertical Baler	88886	Marathon
5 Yard Compactor	110592	Marathon
4 Yard Precrusher	126852	Marathon
VIP 6 Yard Compactor	128676	Marathon
5 Yard Front Loader	129451	Marathon
6 Yard Compactor	136289	Marathon
34 Yard Compactor	138006	Marathon
6 Yard Vertical Compactor	139825	Marathon
Marathon Auto Tie Baler	142233	Marathon
Stealth Baler	142314	Marathon
RJ325 Horizontal Compactor	142519	Marathon
4 Yard Compactor	153295	Marathon
6 Yard Compactor	156044	Marathon
Stealth Baler	157877	Marathon
Conveyor	167410	Marathon
VIP 3 Yard Container	169405	Marathon
6 Yard Compactor	406414	Marathon
6 Yard VIP	406515	Marathon
15 Yard SC Compactor	2008116	Marathon
39 Yard SC Compactor	2008123	Marathon
6 Yard VIP	2032702	Marathon
3 Yard Compactor	2080535	Marathon
3 yard Compactor	2080539	Marathon
5 Yard PreCrusher	2082770	Marathon
60" Baler	2129921	Marathon
6 Yard VIP Compactor	2146369	Marathon
VIP Container	2162570	Marathon
Marathon VIP Compactor	2162570	Marathon
RJ30 Compactor	2190486	Marathon
6 Yard VIP Compactor	2195000	Marathon
Mini Mac Comapctor	2216795	Marathon
Mini Mac Comapctor	2216796	Marathon
Mini Mac Comapctor	2216797	Marathon
Front Load Container	2216798	Marathon
Front Load Container	2216799	Marathon
Front Load Container	2216800	Marathon
Front Load Container	2216801	Marathon
Front Load Container	2216802	Marathon
Front Load Container	2216803	Marathon
Mini Mac Compactor	2216804	Marathon

4

Exhibit B

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
Mini Mac Compactor	2216805	Marathon
Front Load Container	2216806	Marathon
Front Load Container	2216807	Marathon
Front Load Container	2216808	Marathon
Front Load Container	2216809	Marathon
RJ30 Compactor	2217398	Marathon
RJ30 Compactor	2217399	Marathon
VIP Container	2218826	Marathon
6 CY Container	2228533	Marathon
Mini Mac Compactor	2229758	Marathon
6 Yard Vertical Compactor	2248278	Marathon
6 Yard Vertical Compactor	2248487	Marathon
3 HP Apartment Compactor	2267505	Marathon
2 Yard Container	2278042	Marathon
Mini Mac	2278042	Marathon
2 Yard Container	2278048	Marathon
Mini Mac	2278048	Marathon
2 Yard Container	2278049	Marathon
Mini Mac w/ (2) Containers	2278049	Marathon
4 Yard Compactor	2280463	Marathon
Cart Dumper	2280464	Marathon
40 Yard Container	2280468	Marathon
Steel Dumper Carts	2280469	Marathon
34 Yard SC Compactor RJ250-SC	9133991	Marathon
60" Baler	51088980	Marathon
VIP 6 Vertical Compactor	51402183	Marathon
6 Yard VIP	51428542	Marathon
8 Yard VIP	51429245	Marathon
(2) 40 Yard Dust Boxes	51401523 & 51401515	Marathon
60" Vertical Baler	7224 & 20568	Marathon
2 Yard Carts	CD-2116632	Marathon
6 Yard VIP Compactor	VIP254	Marathon
34 Yard SC Compactor	19297	McClain
34 Yard SC Compactor	50526	McClain
34 Yard SC Compactor	50526	McClain
40 Yard Container	117035	McClain
Monitor	5995	One Plus Corp
Monitor	11858	One Plus Corp
Monitor	11900	One Plus Corp
Monitor	15683	One Plus Corp
One Plus Monitor	15686	One Plus Corp
One Plus Monitor	15687	One Plus Corp
Waste Edge Monitor	19692	One Plus Corp
Waste Edge Monitor	19693	One Plus Corp
Waste Edge Monitor	19694	One Plus Corp
Waste Edge Monitor	19695	One Plus Corp
Monitor	15420 - ATM050	One Plus Corp
Monitor	15421 - ATM0003	One Plus Corp
Monitor	15422 - ATM219	One Plus Corp
Monitor	15423 - ATM255	One Plus Corp
Monitor	15424 - ATM312	One Plus Corp
Monitor	15426 - ATM354	One Plus Corp

5

Exhibit B

Industrial Services of America, Inc.
WESSCO LLC
List of Equipment

Description	Mfg Serial No	Vendor/ Mfg
Monitor	15427 - ATM365	One Plus Corp
Monitor	15428 - ATM367	One Plus Corp
Monitor	15429 - ATM394	One Plus Corp
Monitor	15430 - ATM415	One Plus Corp
Monitor	15431 - ATM445	One Plus Corp
Monitor	15432 - ATM443	One Plus Corp
60" Baler	383506	PTR Baler
Compactor	00287, 00289, 00290	RJM Equipment
72" Vertical Baler	09014631	Waste Process
60" Vertical Baler	03055981	Waste Processing
60" Vertical Baler	03055990	Waste Processing
60" Max Pak Baler	8035292	Waste Processing
3 Yard Compactor	09035296	Waste Processing
3 Yard Compactor	10056224	Waste Processing
30 Yard Container	CC-4201	Waste Quip Holt
Front Feed Compactor	17857	Wastequip

6

Exhibit B

EXHIBIT C
TO
SECURITY AGREEMENT
(List/Description of Agreements)

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100012	4 Yd. Compactor-OCC	12	1/1/1998	1/1/2014
100019	Hydraulic Cart dumper	60	4/15/1996	4/15/1996
100025	30 Yd. Self-Contained Compactor	12	1/5/1997	11/5/2013
100025	1/2 Yd Stationary compactor	12	11/5/1997	11/5/2013
100027	34 Yd. Self-Conained Compactor	36	5/1/2001	5/1/2016
100031	60" Vertical Baler	36	5/27/1998	7/1/2017
100049	2 Yd. Compactor	36	11/1/1999	11/1/2014
100083	20 Yd. Self Contained Compactor	24	2/3/2011	2/3/2015
100086	2 Yd. Compactor/w Container-OCC	60	5/1/2001	5/1/2016
100095	5 Yd. Pre Crusher	60	2/15/2001	2/15/2016
100096	60" Horizontal Side Eject Baler-WOOD MAT	60	3/1/2001	3/1/2016
100206	72" Vertical Baler	12	7/1/2001	7/1/2014
100207	60" Vertical Baler	36	8/1/2001	7/1/2017
100219	4 Yd. Stationary Compactor	60	9/1/2001	9/1/2016
100225	20 Yd. Self Contained Compactor	24	2/3/2011	2/3/2015
100229	40 Yd. Octogan Style Container	60	9/1/2001	9/1/2016
100238	20 Yd. Container w/Lid	12	9/1/2001	11/1/2013
100240	5 Yd. Pre Crusher	60	2/1/2002	2/1/2017
100245	3 Yd. Compactor-OCC	60	3/1/2002	3/1/2017
100251	3 Yd. Horizontal compactor-Trash	60	6/1/2002	6/1/2017
100253	5 Yd. Pre Crusher	60	7/1/2002	9/1/2014
100257	2 Yd. Compactor w/Container	60	6/1/2002	6/1/2017
100257	40 Yd Container-TRASH	60	6/1/2002	6/1/2017
100262	40 Yd containe for PreCrusher	60	7/1/2002	9/1/2014
100263	42 Yd. Container for PreCrusher	60	7/1/2002	9/1/2014
100268	3 Yd. Compactor-OCC	60	8/15/2002	8/15/2017
100286	2 Yd Compactor	60	12/1/2002	12/1/2017
100287	2 Yd. Stationary Compactor	60	12/1/2002	12/1/2017
100293	40 Yd. Container Box	60	8/1/2002	8/1/2017
100300	3 Yd. Extra Heavy Duty Compactor	60	10/10/2001	10/10/2016
100304	3 Yd Heavy Duty Pre Crusher-Areospace	60	3/25/2003	3/25/2018
100309	3 Yd. Heavy Duty compactor	60	5/1/2003	5/1/2014
100310	3 Yd. Compactor-OCC	60	5/1/2003	5/1/2014
100311	3 Yd Heavy Duty Compactor	60	5/1/2003	5/1/2014
100320	4 Yd Stationary Trash compactor	60	5/1/2003	5/1/2014
100328	2 Yd Dock Mount Stationary compactor	60	9/15/2003	9/15/2018
100343	60" Stealth Baler	12	10/1/2004	1/1/2014
100346	3 Yd Heavy Duty Pre Crusher-TRASH	60	6/15/2006	6/15/2016
100350	2 Yd compactor-Hauler Pass Thru	60	12/15/2004	12/15/2017
100351	39 Yd Self Contained compactor	24	4/1/2004	4/1/2014
100352	34 Yd Self Contained Compactor-Door #3	36	1/1/2010	4/1/2014
100353	60" Stealh Baler	60	12/15/2004	12/15/2017
100357	5 Yd Pre Crusher	60	4/1/2004	4/1/2014
100358	4 Yd Stationary Compactor	12	5/1/2004	5/1/2014
100378	5 Yd Pre Crusher-TRASH-Door E-2	60	10/15/2010	10/15/2015
100380	Container	60	6/15/2004	6/15/2014
100380	4 Yd Pre Crusher	60	6/15/2004	6/15/2014

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	**EQUIPMENT DESCRIPTION**	**TERM**	**START**	**END**
100381	3 Yd Heavy Duty compactor	60	11/1/2005	11/1/2015
100387	25 Yd Self contained Compactor	36	1/1/2010	4/1/2014
100394	5 Yd Pre Crusher	36	1/1/2010	4/1/2014
100396	34 Yd Self-Contained Compactor-Door #1	36	1/1/2010	4/1/2014
100397	34 Yd Self Contained Compactor - Door #2	36	1/1/2010	4/1/2014
100412	40 Yd Push Out container	12	1/15/2005	3/1/2014
100415	Montor-Self Contained # 4	36	1/1/2010	4/1/2014
100416	Monitor - Pre Crusher # 8	36	1/1/2010	4/1/2014
100417	Monitor - Dust # 1	36	1/1/2010	4/1/2014
100418	Monitor - Dust # 2	36	1/1/2010	4/1/2014
100419	Monitor - dust #3	36	1/1/2010	4/1/2014
100423	60" Horizonal Baler for Vinyl	60	10/1/2004	10/1/2014
100425	2 Yd Compactor-OCC	60	1/1/2006	1/1/2016
100439	2 Yd Compactor-TRASH	60	3/15/2005	3/15/2015
100443	5 Yd Pre Cursher	36	1/1/2010	4/1/2014
100448	34 Yd Self Contained Compactor	12	4/19/2005	4/19/2014
100449	60" Vertical Baler	60	11/1/2005	11/1/2015
100451	3 Yd Compactor-TRASH	60	1/1/2006	1/1/2016
100461	5 Yd Pre Crusher-TRASH-DOOR # 12	60	8/1/2005	8/1/2015
100467	3 Yd compactor-TRASH-Door E 12	60	5/1/2006	5/1/2016
100474	5 Yd Pre Crusher	60	11/1/2005	11/1/2015
100475	5 Yd Pre Crusher-TRASH-Door S3	60	5/1/2006	5/1/2016
100476	4 Yd compactor	12	8/15/2005	8/15/2014
100487	3 Yd Heavy Duty Pre Crusher-TRASH-Door # 3	60	8/1/2006	8/1/2016
100491	30 Yd Self contained compactor	36	6/15/2006	6/15/2016
100492	30 Yd Self contained compactor	36	6/15/2006	6/15/2015
100493	30 Yd Self contained compactor	36	6/15/2006	6/15/2015
100612	3 Yd compactor	60	5/15/2005	5/15/2016
100612	Tilt Hopper	60	5/15/2006	5/15/2016
100613	3 Yd compactor-OCC-Door E 1	60	8/1/2006	8/1/2016
100614	3 Yd compactor-OCC-DOOR # 13	60	8/1/2006	8/1/2016
100615	3 Yd compactor-OCC-Door S 39	60	8/1/2006	8/1/2016
100616	5 Yd Pre Crusher compactor	36	1/1/2010	4/1/2014
100623	3 Yd comapctor-OCC	60	8/15/2006	8/15/2016
100624	5 Yd Pre Crusher	60	8/15/2006	8/15/2016
100627	3 Yd comapctor-OCC	60	11/1/2006	11/1/2016
100628	5 Yd Pre Crusher-TRASH - Door 24	60	11/1/2006	11/1/2016
100630	Full Fax Monitor	36	7/1/2006	7/1/2015
100631	5 Yd Pre Crusher-TRASH	60	11/15/2006	11/15/2016
100632	3 Yd compactor-OCC	60	11/1/2006	11/1/2016
100633	5 Yd Precrusher-Trash-Door # 110	60	3/1/2007	3/1/2017
100636	5 Yd Extra Heavy Duty Compactor	60	11/1/2006	11/1/2016
100644	Full Fax Monitor	36	7/1/2006	7/1/2015
100645	Full Fax Monitor	36	7/1/2006	7/1/2015
100647	Monitor	36	7/1/2006	7/1/2015
100648	Full Fax Monitor	36	7/1/2006	7/1/2015
100650	Full Fax Monitor	36	7/1/2006	7/1/2015

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100651	Full Fax Monitor	36	7/1/2006	7/1/2015
100652	Full Fax Monitor	36	7/1/2006	7/1/2015
100653	Monitor	36	7/1/2006	7/1/2015
100654	Full Fax Monitor	36	7/1/2006	7/1/2015
100660	60" Max Pak Heavy Duty Baler	60	12/1/2006	12/1/2016
100663	3 Yd OCC Compactor	60	2/1/2007	2/1/2017
100664	5 Yd Pre Crusher	60	2/1/2007	2/1/2017
100670	2 Yd Trash compactor	60	10/1/2007	10/1/2017
100671	60" Vertical Baler	60	12/15/2006	12/15/2016
100672	30 Yd Self Containerd - Dust # 5 Paste	36	1/1/2010	4/1/2014
100673	Monitor	36	11/1/2006	11/1/2013
100674	Monitor	36	11/1/2006	11/1/2013
100677	7 Yd Pre Crusher-Trash	36	1/1/2010	4/1/2014
100680	5 Yd. Pre-Crusher	60	7/1/2007	7/1/2017
100681	3 Yd Compactor-OCC-Door E-29	60	3/1/2007	3/1/2017
100682	3 Yd Compactor-Trash-Door W 23	60	3/1/2007	3/1/2017
100683	Full Fax Monitor	36	10/1/2006	10/1/2016
100684	Full Fax Monitor	36	10/1/2006	10/1/2015
100685	5 Yd compactor - Door 33	60	4/1/2007	4/1/2017
100689	30 Yd Self contained - Dust # 5	36	1/1/2010	4/1/2014
100703	2 Yd compactor	60	5/1/2007	5/1/2017
100707	34 Yd Self contained Trash compactor	36	9/1/2007	9/1/2016
100708	2 Yd Compactor	36	9/1/2007	9/1/2016
100709	5 Yd Pre Crusher-TRASH	60	6/1/2007	6/1/2017
100710	3 Yd compactor - Door 23	60	7/1/2007	7/1/2017
100711	3 Yd compactor	60	7/1/2007	7/1/2017
100712	5 Yd Pre-Crusher compactor	60	7/1/2007	7/1/2017
100713	Monitor	36	9/1/2007	9/1/2016
100714	Monitor	36	9/1/2007	9/1/2016
100716	60" Heavy duty Baler	36	8/1/2007	8/1/2016
100718	34 Yd Self-Contained Compactor-Door #1	36	8/1/2007	8/1/2016
100719	3 Yd Compactor	60	9/1/2007	9/1/2017
100720	5 Yd Pre-Crusher Compactor	60	9/1/2007	9/1/2017
100721	2 Yd compactor	60	11/1/2007	11/1/2017
100723	Monitor - Trash	60	12/1/2007	12/1/2017
100724	Monitor on Pre-Crusher	60	12/1/2007	12/1/2017
100727	3 Yd Standard compactor	60	12/1/2007	12/1/2017
100732	5 Yd Pre Crusher compactor	60	12/1/2007	12/1/2017
100742	5 Yd Pre Crusher	60	4/1/2018	4/1/2018
100743	5 Yd compactor - Door 33	60	4/1/2008	4/1/2018
100747	3 Yd Standard Compactor	60	4/1/2008	4/1/2018
100748	3 Yd Standard compactor	60	4/1/2008	4/1/2018
100749	5 Yd Pre Crusher	60	4/1/2008	4/1/2018
100750	3 Yd Compactor - OCC	60	4/1/2008	4/1/2018
100751	5 Yd Pre Crusher compactor	60	4/1/2008	4/1/2018
100752	3 Yd compactor-TRASH	60	4/1/2008	4/1/2018
100753	60" Vertical Baler	36	2/1/2008	2/1/2014

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100755	3 Yd Compactor - Docto Door 35	60	6/1/2008	6/1/2018
100756	Cart dumper	60	5/1/2008	5/1/2018
100756	34 Yd Self contained Compactor	60	5/1/2008	5/1/2018
100757	25 Yd Self contained Compactor	60	5/1/2008	5/1/2018
100759	60" Vertical Baler	60	5/1/2008	5/1/2018
100763	2 Yd Compactor	60	11/1/2008	11/1/2018
100764	60" Vertical Baler	60	11/1/2008	11/1/2013
100765	6 Yd VIP Trash compactor	60	6/1/2008	6/1/2018
100766	60" Vertical Marathon Baler	36	1/1/2010	4/1/2014
100768	Monitor	60	6/1/2008	6/1/2018
100769	Monitor-P/C	36	9/1/2008	9/1/2014
100770	Monitor-Mixed Loads	36	9/1/2008	9/1/2014
100776	2 Ram Auto Tie Baler	60	10/1/2008	10/1/2018
100778	3 Yd Compactor	60	2/1/2009	2/1/2014
100779	5 Yd Pre Crusher Compactor	60	2/1/2009	2/1/2014
100783	6 Yd Vertical Compactor	60	1/1/2009	1/1/2014
100784	5 Yd Pe-Crusher compactor	60	2/1/2009	2/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100788	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100789	4 Yd Heavy Duty compactor	24	6/1/2009	6/1/2015
100790	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Compactor	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100790	Mini Mac 5 Container	60	7/1/2009	7/1/2014
100791	72" Deep chamber Baler	24	6/1/2009	6/1/2015
100792	3 Yd Vertical Compactor	60	6/1/2009	6/1/2014
100793	VIP Compactor	60	5/2/2009	5/2/2014
100794	6 Yd Vertical compactor	60	6/1/2009	6/1/2014
100797	34 Yd Self contained compactor	60	8/1/2009	8/1/2014
100798	Pak 'Tainer	60	2/1/2010	2/1/2015
100799	34Yd Self Contained Compactor	60	10/1/2009	10/1/2014
100804	34 Yd Self contained compactor	60	11/1/2009	11/1/2014
100805	34 Yd Self Contained compactor	60	12/1/2009	12/1/2014
100806	34 Yd Self contained Compactor	60	12/1/2009	12/1/2014
100807	3 Yd ViP Untouchable Compactor	60	2/1/2010	2/1/2015
100811	3 Yd compactor	60	1/1/2010	1/1/2018
100812	3 Yard compactor	60	1/1/2010	1/1/2015
100813	6 Yd VIP compactor	48	8/1/2011	8/1/2015

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100814	6 Yd Vertical compactor	60	1/1/2010	1/1/2015
100815	6 Yd Vertical compactor	60	1/1/2010	1/1/2015
100816	6 Yd VIP compactor	60	12/1/2009	12/1/2014
100826	60" Deep Camber Vertical Baler	36	4/15/2010	4/15/2016
100827	10 Yd Self contained compactor	60	6/1/2010	6/1/2015
100828	3 Yd compactor	60	5/15/2010	5/15/2015
100829	3 Yd compactor	60	5/15/2010	5/15/2015
100830	6 Yd compactor	60	6/1/2010	6/1/2015
100833	Mini Mac Apt. compactor	60	12/1/2010	12/1/2015
100835	35 Yd Self contained compactor	36	6/1/2010	6/1/2016
100836	Steel Carts w/Lids (60)	60	8/1/2010	8/1/2015
100836	4 Yd compactor	60	8/1/2010	8/1/2015
100836	Cart Dumper	60	8/1/2010	8/1/2015
100836	40 Yd Container	60	8/1/2010	8/1/2015
100837	4 Yd Stationary compactor (Terminal)	60	8/15/2010	8/15/2015
100838	72" Baler	60	9/1/2010	9/1/2015
100839	84" Baler	60	8/15/2010	8/15/2015
100840	60" Baler	60	9/1/2010	9/1/2015
100843	60" Selco Baler	36	10/1/2010	10/1/2016
100845	6 Yd VIP compactor	60	11/1/2010	11/1/2015
100846	6 Yd VIP compactor	60	11/1/2010	11/1/2015
100847	60" Baler	60	11/15/2010	11/15/2018
100849	3 Yd compactor-OCC	24	11/1/2010	11/1/2014
100849	40 Yd Receiver Box	24	11/1/2010	11/1/2014
100850	3 Yd compactor-OCC	24	11/1/2010	11/1/2014
100850	72" Vertical Baler	24	11/1/2010	11/1/2014
100851	Mini Mac Apt. compactor	60	3/1/2011	3/1/2016
100852	Mini Mac Apartment Compactor	60	4/1/2011	4/1/2016
100863	6 Yd MPT Pak-N Tainer	60	1/1/2011	1/1/2016
100854	6 Yd MPT Pak-N Tainer	60	1/1/2011	1/1/2016
100856	60" Baler	60	1/1/2011	1/1/2016
100858	60" Mcdonald Baler	36	2/1/2011	2/1/2014
100859	5 Yd Pre-Crusher	60	3/15/2011	3/15/2016
100860	3 Yd OCC Stationary compactor	60	3/15/2011	3/15/2016
100861	8 Yd Compactor	60	6/1/2011	6/1/2016
100862	6 Yd VIP Front Feed compactor	60	5/1/2011	5/1/2016
100864	60" Selco Baler	55	6/1/2011	12/1/2016
100865	34 Yd Self contained Compactor	60	6/1/2011	6/1/2016
100866	Monitor	60	6/1/2011	6/1/2016
100868	6 Yd VIP compactor	60	8/1/2011	8/1/2016
100870	30 Yd Self-Contained Compactor	60	9/1/2011	9/1/2016
100870	Cart dumper	60	9/1/2011	9/1/2016
100871	10 Yd Self contained compactor	36	7/1/2011	7/1/2014
100874	34 Yd Self-Contained Compactor-Door #1	36	9/1/2011	9/1/2014
100877	6 Yd compactor	60	10/1/2011	10/1/2016
100878	6 Yd VIP compactor	60	10/1/2011	10/1/2016
100881	Monitor	60	12/1/2011	12/1/2016

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100881	34 Yd Self-Contained Compactor-Door #1	60	12/1/2011	12/1/2016
100881	60" Baler	60	12/1/2011	12/1/2016
100882	2 Yd Stationary compactor	60	12/1/2011	12/1/2016
100883	6 Yd VIP compactor	60	2/1/2012	2/1/2017
100886	3 Yd Stationary compactor	60	5/1/2012	5/1/2017
100886	5 Yd Pre-Crusher Compactor	60	5/1/2012	5/1/2017
100887	6 Yd VIP ccompactor	60	5/1/2012	5/1/2017
100889	4 Yd Statinary compactor	60	6/1/2012	6/1/2017
100890	VIP 8 Yd compactor	60	6/2/2012	6/2/2017
100893	VIP 6 Yd Front Feed compactor	60	6/1/2012	6/1/2017
100894	60" Baler	36	5/15/2012	5/15/2015
100894	60" Baler	36	5/1/2012	5/1/2015
100895	3 Yd compactor	60	7/15/2012	7/15/2017
100895	5 Yd Pre-Crusher	60	7/15/2012	7/15/2017
100896	Monitor	24	6/1/2012	6/1/2014
100898	Container	60	9/1/2012	9/1/2017
100898	Container	60	9/1/2012	9/1/2017
100899	34 Yd Self-Contained Compactor w/hydraulic lid & Cart dumper	60	8/1/2012	8/1/2017
100899	72" Vertical Baler	60	8/1/2012	8/1/2017
100899	34 Yd Self-Contained Compactor w/hydraulic lid & Cart dumper	60	11/1/2012	11/1/2017
100899	34 Yd Self contained compactor - Extra Wide Style	60	10/1/2012	10/1/2017
100899	72" Vertical Baler	60	10/1/2012	10/1/2017
100899	72" Vertical Baler	60	10/1/2012	10/1/2017
100902	5 Yd Pre-Crusher	60	11/1/2012	11/1/2017
100903	Max Pak Baler	36	9/1/2012	9/1/2015
100904	5 Yd Pre-Crusher	60	10/1/2012	10/1/2017
100904	16 Yd Packer Box	60	10/1/2012	10/1/2017
100905	2 Yd Stationary compactor	60	11/15/2012	11/15/2017
100906	5 Yard Pre-Crusher compactor	60	1/1/2013	1/1/2018
100906	4 Yard Comapctor	60	1/1/2013	1/1/2018
100906	4 Yard Comapctor - Door # 21	60	1/1/2013	1/1/2018
100907	5 Yd Pe-Crusher	60	11/15/2012	11/15/2017
100908	60" Baler	60	2/1/2013	2/1/2018
100908	60" Baler	60	2/1/2013	2/1/2018
100909	30 Yard Self-Contained compactor	60	3/1/2013	3/1/2018
100910	Monitor - Trash	60	4/1/2013	4/1/2018
100910	Monitor - Pre-Crusher	60	4/1/2013	4/1/2018
100910	Monitor - Door 21 - Cardboard	60	4/1/2013	4/1/2018
100911	3 Yd Stationary compactor	60	4/15/2013	4/15/2018
100912	3 Yd Stationary compactor	60	4/23/2013	4/23/2018
100912	5 Yd Pre-Crusher compactor	60	4/15/2013	4/15/2018
100913	3 Yd Pre Crusher compactor	60	6/1/2013	6/1/2018
100914	5 Yd Pre-Crusher compactor	60	6/1/2013	6/1/2018
100915	Dust	60	6/1/2013	6/1/2018
100915	Dust Swap Box	60	6/1/2013	6/1/2018
100916	S/C Cart Dumper	60	8/1/2013	8/1/2018
100916	Self contained compactor	60	8/1/2013	8/1/2018

Exhibit C

WESSCO CURRENT EQUIPMENT RENTALS BY RENTAL NUMBER
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100917	Apt. Style compactor	60	6/1/2013	6/1/2018
100918	Apt. Style compactor	60	6/1/2013	6/1/2018
100919	6 Yard VIP	60	6/15/2013	6/15/2018
100920	Cram A Lot Baler - # 5 Mac	60	7/1/2013	7/1/2018
100920	Cram A Lot Baler - # 4 J5	60	7/15/2013	7/15/2018
100920	Cram A Lot Baler - 3 4 L-15	60	7/1/2013	7/1/2108
100920	Cram A Lot Baler - #2 N-9	60	7/1/2013	7/1/2018
100920	Cram A Lot Baler - 31 Plastic N-9	60	7/1/2013	7/1/2018
100922	Baler	60	8/8/2013	8/8/2018
100923	Pre-Crusher compactor	60	8/15/2013	8/15/2018
100923	Compactor	60	8/15/2013	8/15/2018
100924	30 Yard Self contained compactor	60	8/1/2013	8/1/2018
100925	6 Yd VIP Rear Feed	60	9/1/2013	9/1/2018
100926	2 Yard Stationary compactor	60	8/15/2013	8/15/2018
100927	3 Yard Stationary compactor	60	9/15/2013	9/15/2018
100928	Baler	60	10/1/2013	10/1/2018

WESSCO CURRENT EQUIPMENT RENTALS WITH OPTION BY CUSTOMER				
RENTAL #	EQUIPMENT DESCRIPTION	TERM	START	END
100210	4 Yd compactor	36	8/15/2001	8/15/2016
100803	72" Max Pak Baler	60	10/1/2009	10/1/2014
100857	2 Yd Stationary Compactor	36	2/1/2011	2/1/2014
100825	Mini Mac Apartment Compactor	60	4/1/2010	4/1/2015
100867	60" Baler	48	6/1/2011	6/1/2015
100876	2 Yd Stationary Compactor	36	9/15/2011	9/15/2014
100834	60" Horizontal Baler	60	6/1/2010	6/1/2015
100844	60" Horizontal Baler	60	12/1/2010	12/1/2015
100879	60" Horizontal Baler	60	11/15/2011	11/15/2016
100879	72" Horizontal Baler	60	11/15/2011	11/15/2016
100879	60" orizontal Baler	60	11/15/2011	11/15/2016
100802	Mini Mac Apt. compactor	60	10/1/2009	10/1/2014
100921	30 Yard Self contained compactor	60	8/1/2013	8/1/2018

Exhibit C

EXHIBIT D
TO
SECURITY AGREEMENT

All Accounts, Other Equipment, General Intangibles, Intellectual Property, Inventory, Deposit Accounts, all products and proceeds thereof, and the items set forth in subparagraph (h) below, whether now owned or existing or hereafter acquired or arising. The following definitions apply to the terms used in this Financing Statement:

(a)    Accounts - All accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments and documents, and notes; any other obligations or indebtedness owed to Debtor from whatever source arising; all rights of Debtor to receive any performance or any payments in money or kind; all guaranties of the foregoing and security therefor; all of the right, title and interest of Debtor in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies and proceeds relating thereto, and all rights of Debtor as an unpaid seller of goods and services, including but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale; and all of the foregoing whether now owned or existing or hereafter created or acquired (the "Accounts").

(b)    Other Equipment - All of Debtor's now owned or hereafter acquired machinery, equipment, furniture, furnishings and fixtures, together with tools and motor vehicles of every kind and description, all parts therefor, and all improvements, accessions or appurtenances thereto (the "Other Equipment").

(c)    General Intangibles - All choses in action and causes of action and all other intangible personal property of Debtor of every kind and nature (other than Accounts) now owned or hereafter acquired by Debtor, including, without limitation, corporate or other business records, trademarks, trade names, brand names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, tax refund claims, insurance proceeds, including without limitation, insurance covering the lives of key employees on which the Debtor is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to Debtor to secure payment by an account debtor of any of the Accounts (the "Intangibles").

(d)    Intellectual Property - All of Debtor's present and future: trade secrets and other proprietary information; trademarks, service marks and business names and the goodwill of the business relating thereto; copyrights (including without limitation copyrights for computer programs) and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents, license agreements related to any of the foregoing and income therefrom; books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations of the foregoing; the right to sue for all past, present and future infringements of the foregoing; and proceeds of the foregoing (the "Intellectual Property").

Exhibit D

(e)    Inventory - Any and all now owned or hereafter acquired goods, merchandise, or other personal property, raw materials, parts, supplies, work-in-process and finished products intended for sale, of every kind and description, in the custody or possession, actual or constructive, of Debtor, including such inventory as is temporarily out of the custody or possession of Debtor, including insurance proceeds from insurance on any of the above, any returns upon any Accounts and other proceeds, resulting from the sale or disposition of any of the foregoing, including without limitation, raw materials, work-in-process, and finished goods (the "Inventory").

(f)    Deposit Accounts - All deposit accounts of Debtor maintained with Secured Party or any other bank, savings and loan association, credit union or like organization, including all demand, time, savings, passbook or other accounts.

(g)    All products and proceeds of the collateral described in this Exhibit D and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering said collateral, all property received wholly or partly in trade or exchange for said collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of, said collateral or any interest therein.

(h)    In addition, all ledger sheets, books, records and documents concerning any of the collateral described in this Exhibit D, including all formulations, manufacturing procedures, quality control procedures, product specifications, computer records, programs, storage media and computer software useful or required in connection therewith.

Exhibit D